CREDIT AGREEMENT


         This Credit Agreement (the "Credit Agreement"), is made as of April 1, 1998 (the "Effective Date"), between Ramus Medical Technologies, a California corporation (the "Company"), and Miravant Medical Technologies, a Delaware corporation (the "Lender").


                               R E C I T A L S :

     A. The Company and a subsidiary of the Lender are parties to an Investment Agreement dated as of December 27, 1996 (the "Investment Agreement"), a Co-Development Agreement dated as of December 27, 1996 (the "Co-Development Agreement"), a Series A Preferred Stock Registration Rights Agreement dated as of December 27, 1996 (the "Registration Rights Agreement") and an Option to Purchase Ramus Medical Technologies Agreement dated as of December 27, 1996 (the "Option Agreement" and, collectively with the Investment Agreement, the Co-Development Agreement and the Registration Rights Agreement, the "Existing Agreements").

     B. The Company desires to borrow from the Lender, and the Lender desires to lend to the Company, Two Million Dollars ($2,000,000) on the terms and conditions set forth herein.

     C. On March 11, 1998 the Lender received written notice from the Company that as of such date the Company had completed the first surgical procedure to implant the Company's initial product in a radial artery in a human subject in accordance with the definition of "Milestone Date" as set forth in Section 1 of this Credit Agreement.

NOW, THEREFORE, the parties agree as follows:

1. Definitions.

     "Borrowing" shall mean the borrowing of Loans on a given date.

     "Commitment" shall mean, initially, Two Million Dollars ($2,000,000) and shall be reduced by the dollar amount of each Loan.

     "Common Stock" shall have the meaning provided in Subsection 7.2(b).

     "Credit Documents" shall mean this Credit Agreement and the Note.

     "Credit Event" shall mean the making of any Loan.

     "Default" shall mean any event, act or condition which with notice or lapse of time, or both, would constitute an Event of Default.

     "Disbursement Date" shall have the meaning provided in Subsection 2.4.

     "Events of Default" shall have the meaning provided in Section 6 of the Note.

     *****

     "Expiration Date" shall have the meaning provided in Section 2 of the Option Agreement.

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     "Fair Market Value" shall have the meaning provided in Subsection 7.2(c).

     "Initial Borrowing Date" shall mean the date on which the initial Borrowing occurs.

     "Lien" shall have the meaning provided in Subsection 4.2.

     "Loan" shall have the meaning provided in Subsection 2.1.

     "Maturity Date" shall mean a date that is twelve (12) months after the Expiration Date.

     "Milestone Date" shall mean a date that is three (3) months after the day on which the Lender receives written notice that the Company has completed the first surgical procedure to implant the Company's initial product in a radial artery in a human subject in its formally conducted clinical trials supervised by the United States Food and Drug Administration, or the regulatory equivalent in the country in which treatment is undertaken, provided that such human subject suffers no Serious Adverse Event or Serious Adverse Device Effect during said three-month period.

     "Note" shall have the meaning provided in Subsection 2.5.

     "Notice of  Borrowing"  shall have the meaning  provided in Subsection 2.3.

     *****

     "Person" shall mean any individual, partnership, joint venture, limited liability company, firm, corporation, association, trust or other enterprise or any government or political subdivision or any agency, department or instrumentality thereof.

     *****

     "Serious Adverse Event or Serious Adverse Device Effect" shall mean with respect to any such first implant which is the subject of a Milestone Date, an event or effect, as applicable, which is recorded by the applicable investigator which results in death, is life threatening, is disabling, gives rise to a malignant tumor, is a congenital anomaly in the offspring, fetal distress or death, requires hospitalization (initial or prolonged) (but does not include planned hospitalization) and requires intervention to prevent permanent impairment or damage.

     "Total Consideration" shall have the meaning provided in Subsection 7.2(b).

     "Unutilized Commitment" shall mean at any time the Commitment at such time less the aggregate principal amount of all Loans made by the Lender to date.

     "Warrant" shall have the meaning provided in Subsection 7.1.

2.   Amount and Terms of Credit.

     2.1 The Loan. Subject to the terms and conditions set forth herein, the Lender agrees, at any time and from time to time prior to the Maturity Date, to make loans (any loan made by the Lender a "Loan") to the Company. The aggregate principal amount of Loans shall not at any time exceed Two Million Dollars ($2,000,000).

     2.2 Maximum Amount and Frequency of Each Borrowing. The aggregate principal amount of each Loan hereunder shall not be more than the Unutilized Commitment at such time. After the initial Borrowing hereunder, the Company shall not request additional Loans pursuant to this Agreement more frequently than one such Loan request during each thirty (30) day interval following the Initial Borrowing Date.

     2.3 Notice of Borrowing. Whenever the Company desires to make a Borrowing hereunder, it shall give the Lender at least two (2) business days prior written notice of each Loan to be made hereunder. Each such notice (each a "Notice of Borrowing") shall be in the form of Exhibit A appropriately completed to specify the aggregate principal amount of the Loan to be made pursuant to such Borrowing, and the date of such Borrowing (which shall be no earlier than the next business day).

     2.4 Disbursement of Funds. On the date specified in each Notice of Borrowing (each such date a "Disbursement Date"), the Lender will make the amount of such Loan available *****.

***** Confidential Treatment Requested
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     2.5 Note.  The  Company's  obligation to pay the principal of, and interest on, the Loans shall be evidenced by a convertible promissory note duly executed and delivered by the Company substantially in the form of Exhibit B with blanks appropriately completed in conformity herewith (the "Note"). The Note shall (i) be payable to the order of the Lender and be dated the date hereof, (ii) be in a stated principal amount equal to the original amount of the Commitment and be payable in the principal amount of the Loans evidenced thereby, (iii) to the extent not prepaid, mature, with respect to each Loan evidenced thereby, on the Maturity Date, (iv) be entitled to the benefits of this Credit Agreement and (v) bear interest on the outstanding principal of the Loans as provided in Subsection 2.6.

     2.6 Interest. The unpaid principal amount of each Loan from the date the proceeds thereof are made available to the Company until the Maturity Date, or until prepaid by the Company, shall bear interest at a rate equal to such rate available for an equivalent loan to the Lender from ***** Bank on such Disbursement Date; provided, however, that such interest rate shall not exceed ten percent (10%) per annum. Interest payable through the Expiration Date will accrue and be added to the principal on that date. After the Expiration Date interest will be payable quarterly until the Maturity Date.

     2.7 Prepayments. The Company shall have the right to prepay the Loans, without premium or penalty, in whole or in part from time to time upon ten (10) business days prior written notice to the Lender. Any amount voluntarily prepaid may not be reborrowed, but shall not affect the availability of any unused portion of the original Commitment.

     2.8 Termination of Commitment. The Lender's Commitment hereunder shall terminate on the earliest of (i) the date the aggregate principal amount of the Loans made to the Company hereunder first reaches the amount of the Commitment;
(ii) the occurrence of an Event of Default under either of the Credit Documents; or (iii) the Maturity Date.

3. Conditions Precedent. The obligation of the Lender to make any Loan is subject, at the time of the making of any Loan, to the satisfaction of the following conditions:

     3.1 Execution of Credit Agreement; Note. On the Initial Borrowing Date the Company shall have executed and delivered to the Lender this Credit Agreement and the Note.

     3.2 No Default; Representations and Warranties. At the time of each Credit Event and also after giving effect thereto (i) there shall have occurred no Event of Default, and (ii) all representations and warranties contained in the Credit Documents and in the Investment Agreement shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of such date, with such changes in the ordinary course of business as shall be reasonably acceptable to the Lender.

     3.3 Notice of Borrowing. Prior to each Credit Event, the Lender shall have received a Notice of Borrowing with respect thereto meeting the requirements of Subsection 2.3.

     3.4 Corporate Documents; Proceedings. All corporate and legal proceedings and all instruments and agreements in connection with the transactions contemplated in the Credit Documents shall be satisfactory in form and substance to the Lender, and the Lender shall have received all information and copies of all documents and papers, including records of corporate proceedings and governmental approvals, if any, which the Lender reasonably may have requested in connection therewith, such documents and papers where appropriate to be certified by proper corporate or governmental authorities.

4. Representations, Warranties and Agreements. In order to induce the Lender to enter into this Agreement and to make the Loans hereunder, in addition to the representations, warranties and agreements in the Investment Agreement, which are incorporated herein, the Company makes the following representations, warranties and agreements as of the Effective Date, which shall survive the execution and delivery of this Credit Agreement and the Note and the making of the Loans.

     4.1 Corporate Power and Authority. The Company has the corporate power and has taken all corporate proceedings necessary to execute and deliver, and perform the terms and provisions of, each of the Credit Documents and has taken all necessary corporate action to authorize the execution, delivery and performance by it of each of such Credit Documents. The Company has duly executed and delivered each of the Credit Documents to which the Company is party, and each of such Credit Documents constitutes the legal, valid and binding obligation of the Company enforceable in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization or other similar laws relating to or affecting rights of creditors and general equitable principles.

***** Confidential Treatment Requested
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     4.2 No Violation.  Neither the  execution,  delivery or  performance by the
Company of the Credit Documents, nor compliance by it with the terms and provisions thereof, (i) will contravene any provision of any law, statute, rule or regulation or any order, writ, injunction or decree of any court or governmental instrumentality, (ii) will conflict or be inconsistent with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any levy, lien, encumbrance or security interest ("Lien") upon any of the property or assets of the Company pursuant to the terms of, any indenture, mortgage, deed of trust, credit agreement, loan agreement or any other material agreement, contract or instrument to which the Company is a party or by which it or any of its property or assets is bound or to which it may be subject or (iii) will violate any provision of the Articles of Incorporation or Bylaws of the Company.

     4.3 Governmental Approvals. No order, consent, approval, license, authorization or validation of, or filing, recording or registration with (except as have been obtained or made prior to the Effective Date), or exemption by, any governmental or public body or authority, or any subdivision thereof, is required to authorize, or is required in connection with, (i) the execution, delivery and performance of the Credit Documents or (ii) the legality, validity, binding effect or enforceability of the Credit Documents.

     4.4 Use of Proceeds. All proceeds from each Loan shall be used by the Company in accordance with and in furtherance of the Company's Business Plan dated January 20, 1998.

5. Affirmative Covenants. The Company covenants and agrees that, from and after the Effective Date and until the Commitment has terminated and the Loans and the Note, together with interest, and all other obligations incurred hereunder and thereunder, are paid or otherwise satisfied in full, it will comply with the affirmative covenants set forth in Sections 6.1, 6.2, 6.3, 6.4, 6.5 and 6.7 (c) of the Investment Agreement.

6. Negative Covenants. The Company covenants and agrees that, from and after the Effective Date and until the Commitment has terminated and the Loans and the Note, together with accrued interest, and all other obligations incurred hereunder and thereunder, are paid or otherwise satisfied in full, it will comply with the negative covenants set forth in Sections 6.6 and 6.7(a) and (b) of the Investment Agreement.

7. Milestone Date. Upon the occurrence of the Milestone Date described herein:

     7.1 Warrant. The Lender shall, within ten (10) business days following the occurrence of the Milestone Date, execute and deliver to ***** a Warrant to purchase ten thousand (10,000) shares of the Lender's common stock at the Fair Market Value (as defined in the Warrant) substantially in the form attached hereto as Exhibit C (the "Warrant"); provided, however, that this Subsection 7.1 shall not apply if there is less than $100,000 in Unutilized Commitment remaining on such date.

     7.2 *****

     (c) "Fair Market Value" per share of Common Stock shall mean, as of any specified date on which the Common Stock is publicly traded, the average of the daily market prices of the Common Stock over the thirty (30) consecutive trading days immediately preceding (and not including) such date. The "daily market price" for each such trading day shall be (i) the closing price on such day on the principal stock exchange on which the Common Stock is then listed or admitted to trading or on NASDAQ as applicable, (ii) if no sale takes place on such day on any such exchange or system, the average of the closing bid and asked prices regular way on such day for the Common Stock as officially quoted on any such exchange or system, (iii) if the Common Stock is not then listed or admitted to trading on any stock exchange or system, the last reported sale price regular way on such day for the Common Stock, or if no sale takes place on such day, the average of the closing bid and asked prices for the Common Stock on such day, as reported by NASDAQ or the National Quotation Bureau, (iv) in the event the Common Stock is not then listed or admitted to trading on any securities exchange and if no such reported sale price or bid and asked prices are available, the average of the reported high bid and low asked prices on such day, as reported by a reputable quotation service, or a newspaper of general circulation in the City of Los Angeles customarily published on each business day. If the daily market price cannot be determined for the thirty (30) consecutive trading days immediately preceding such date in the manner specified in the foregoing sentence, then the Common Stock shall not be deemed to be publicly traded as of such date. In such event, the Fair Market Value per share of the Common Stock shall be determined in good faith by the Lender's Board of Directors and set forth in a written notice to *****.

     (d) *****

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8. Miscellaneous.

     8.1 Payment of Expenses, etc. The Company shall pay all reasonable out-of-pocket costs and expenses of the Lender in connection with the execution and delivery of the Credit Documents and the documents and instruments referred to herein and therein (including, without limitation, the reasonable fees and disbursements of counsel for the Lender in connection herewith and therewith), to a maximum of Ten Thousand Dollars ($10,000).

     8.2 Notices. Any notice required under this Credit Agreement shall be sufficient if sent by registered or certified mail postage and charges prepaid, return receipt requested, or by hand delivery including overnight delivery service to the following addresses or such address hereinafter specified in writing:
                  the Lender:                Miravant Medical Technologies
                                             7408 Hollister Avenue
                                             Goleta, California 93117
                                             Attn: David E. Mai, President

                  the Company:               Ramus Medical Technologies
                                             346-B Bollay Drive
                                             Santa Barbara, California 93117
                                             Attn:  Charles S. Love, President

     8.3 No Waiver; Remedies Cumulative. No failure or delay on the part of the Lender in exercising any right, power or privilege hereunder or under the Note and no course of dealing between the Company and the Lender or the holder of the Note shall operate as a waiver thereof; nor shall any single or partial exercise of any right power or privilege hereunder or under the Note preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder or thereunder. The rights, powers and remedies expressly provided herein or in the Note are cumulative and not exclusive of any rights, powers or remedies which the Lender or the holder of the Note would otherwise have. No notice to or demand on the Company in any case shall entitle the Company to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Lender or the holder of any Note to any other or further action in any circumstances without notice or demand.

     8.4 Governing Law, Severability. This Credit Agreement shall be governed and construed in accordance with the laws of the State of California. The invalidity or unenforceability of any provision of this Credit Agreement shall not affect the validity or enforceability of any other provision of this Credit Agreement, and each other provision of the Credit Agreement shall be severable and enforceable to the fullest extent permitted by applicable law.

     8.5 Counterparts. This Credit Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

     8.6 Effectiveness; Integration. This Credit Agreement and the Note, together with all exhibits and schedules, constitute the entire agreement of the parties with respect to the subject matter hereof and thereof.

     8.7 Headings Descriptive. The headings of the several sections and subsections of this Credit Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Credit Agreement.

     8.8 Amendment or Waiver. Neither this Credit Agreement nor the Note nor any terms or hereof or thereof may be changed, waived, discharged or terminated unless such change, waiver, discharge or termination is in writing signed by the Lender.

     8.9 Existing Agreements. The parties to this Credit Agreement hereby expressly agree that each of the Existing Agreements are ratified, confirmed and in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Credit Agreement as of the date first above written.

                    .                             RAMUS MEDICAL TECHNOLOGIES,
                                                  a California corporation


                                                  /S/
                                                  ------------------------------
                                                  Charles S. Love, President


                                                  /S/
                                                  ------------------------------
                                                  Michael E. Flynn, Secretary



                                                  MIRAVANT MEDICAL TECHNOLOGIES,
                                                  a Delaware corporation


                                                  /S/
                                                  ------------------------------
                                                  Gary S. Kledzik, Chairman


                                                  /S/
                                                  ------------------------------
                                                  Joseph E. Nida, Secretary

                                    EXHIBIT A

                               NOTICE OF BORROWING


                                                                          (Date)

Miravant Medical Technologies
7408 Hollister Avenue
Goleta, California  93117

Attention:  David E. Mai, President

Gentlemen:

     The undersigned refers to the Credit Agreement, dated as of April 1, 1998 (as amended from time to time, the "Credit Agreement," the terms defined therein being used herein as therein defined), among the undersigned and you, as the Lender, and hereby gives you notice, irrevocably, pursuant to Section 2.3 of the Credit Agreement, that the undersigned hereby requests a Borrowing under the Credit Agreement, and in that connection sets forth below the information relating to such Borrowing (the "Proposed Borrowing") as required by Section 2.3 of the Credit Agreement:

     (i) The business day of the Proposed Borrowing is _____________, 199__.

     (ii)  The  aggregate   principal  amount  of  the  Proposed   Borrowing  is
$______________.

     (iii) The proceeds of the borrowing will be used for the following purposes:



     The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the date of the Proposed Borrowing:

            (A) The representations and warranties contained in the Credit Documents and in the Investment Agreement are correct, before and after giving effect to the Proposed Borrowing and to the application of the proceeds thereof, as though made on and as of such date; and

            (B) No Default or Event of Default has occurred and is continuing, or would result from such Proposed Borrowing or from the application of the proceeds thereof.

                                            Very truly yours,

                           RAMUS MEDICAL TECHNOLOGIES



                           Charles S. Love, President



                           Michael E. Flynn, Secretary